united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-22549

Northern Lights Fund Trust II

(Exact name of registrant as specified in charter)

17605 Wright Street, Suite 2, Omaha, Nebraska 68130

(Address of principal executive offices) (Zip code)

James Ash, Gemini Fund Services, LLC

80 Arkay Drive, Hauppauge, NY 11788

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2619

Date of fiscal year end: 3/31

Date of reporting period: 9/30/15

Item 1. Reports to Stockholders.

T W O O A K S D I V E R S I F I E D
G R O W T H A N D I N C O M E F U N D

Semi-Annual Report
September 30, 2015
(Unaudited)

The Two Oaks Diversified Growth and Income Fund

October 1, 2015

Dear Fellow Shareholders of The Two Oaks Diversified Growth and Income Fund,

It has been almost 10 years since we took over the portfolio management of the Montecito Fund on November 1, 2005.

PERFORMANCE RECAP

The fund we inherited started operations on April 15, 2002 and has a publishable 13-year track record. However, the current management and investment disciplines have been in place since November 1, 2005 when the Net Asset Value of the fund was $10.09 per share. Since November 1, 2005 there have been $4.1915 in distributions and the Net Asset Value per share was $11.16 as of September 30, 2015. This has resulted in a total positive return of $5.2615 per share. As of the end of September the portfolio was invested 42.45% in Equities, 32.68% in Real Estate and Asset Based related securities, 20.84% in Fixed Income and held 4.03% in Cash. The benchmark selected for our fund is a blend of 60% Standard and Poor’s 500 and 40% Barclay’s Aggregate Bond Index. From November 1, 2005 until September 30, 2015 this index showed a cumulative rate of return of 85.34% and an Average Annual Return of 6.42%. During this same time frame our fund at Net Asset Value showed a cumulative rate of return of 63.27% and an Average Annual Return of 5.07%. For the year ended September 30, 2015 our fund was down between depreciation of $1.1592 and dividends of $0.6388 a total of $0.5204 or -4.45%.

The performance data quoted here represents past performance. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results. The Fund’s investment adviser has contractually agreed to reduce its fees and/or absorb expenses of the fund, at least until July 31, 2016 to ensure that the net annual fund operating expenses will not exceed 1.75% for Class A, and 2.50% for Class C, subject to possible recoupment from the Fund in future years. Please review the Fund’s prospectus for more detail on the expense waiver. Results shown reflect the waiver, without which the results could have been lower. A Fund’s performance, especially for very short periods of time, should not be the sole factor in making your investment decisions. For performance information current to the most recent month-end, please call 559.375.7500.

6573-NLD-10/29/2015

KEY FACTORS

The past 6 months saw substantial volatility enter the market for the first time in many years as the major market indexes all saw declines of greater than 10%. Market declines are always attributed to something and this time around the concerns included:

●	A strong dollar impacting near-term earnings in the U.S.

●	Slowing growth of emerging markets (mainly China)

●	A retracement in energy prices led to weakness in energy companies that are now retesting their lows of early 2015 and 2009

●	The perception that reduced energy costs are leading to increased savings & not increased consumption

With the stock market trading slightly above long-term mean multiples, this perfect negative news storm led to multiple contraction in the market values. Importantly the fundamentals of the companies continue to grow and this market selloff was more about pricing versus fundamentals.

MARKET CONDITIONS & PORTFOLIO POSITIONING

Looking beyond short-term price movements we offer our thoughts in regards to the asset classes we invest in: Stocks, Real Estate / Asset Based, & Fixed Income.

STOCKS

As previously mentioned we took a more cautious stance on the stock market in the month of July. We raised cash from businesses that were struggling to see top-line revenue growth. As such, we ended the month of July holding just over 11% cash. At first, our timing looked to be pretty bad as the market did initially rally again. However, just over one month later and we had experienced the first market correction (a decline of greater than 10%) in over 4 years.

This correction has several listed culprits but we tend to be of the mind that we were merely long overdue for a decent pullback in the market. The fears over China & other emerging markets do not seem valid, as the primary long-term driver of economic expansion – population growth and increasing quality of life worldwide, remains fully intact.

These global growth fears have caused much angst in commodity markets as well, especially energy. While weakness persists in the energy markets we believe the long-term fundamentals support higher prices. As such, we’ve included a more thorough summary of our thoughts on the energy markets.

●	We do not believe energy prices will remain low for several years. The worldwide demand for oil has had a pretty significant and logical correlation to the growth of GDP worldwide. And that GDP is growing

6573-NLD-10/29/2015

along with the worldwide population. In OPEC’s most recent updates on the oil markets, they say that the demand for oil should grow by about 1 million barrels a day every year for at least the next 20 years. The supposed oversupply that exists presently just isn’t showing up in all the data. As of July 2015 the oil stock on hand is only 3.9 days higher than the five-year average. That is not a massive oversupply in the system. OPEC’s production capacity is not unlimited and may be close to maximum production— and you see that with increasing annual demand, that supply could once again be tight in the not-too-distant future.

●	We believe this worldwide GDP growth will be the driving force behind long-term energy demand. Everyone is focused on China at the moment and its slowing growth rate. Yet, it is still growing, albeit at a slower rate. And let’s not forget India is the second- most populous country in the world, and their economy is growing at more than 7 percent a year. In general, emerging markets’ demands for energy are the growth driver more than the already industrialized nations. In addition, economics will serve to moderate prices a bit, although not on a shorter term basis because the capital allocation decisions in the oil industry take months and years to impact production. The price of oil declines, and energy companies reduce their capital allocations to exploration. But the wells that are already being drilled are brought to completion. So the rig count is roughly half of what it was a year ago — that will impact production in the future. Don’t forget that all the wells that are producing have a declining production life as well.

●	In our opinion today’s valuations represent solid long-term value and we are inclined to take the sector to more of an overweighted allocation. Longer term, we see the budgets of the oil producing countries that are not diversified into other industries unable to withstand the lower revenue of today’s prices, and we think they will “manage” the price to higher levels than we see today.

REAL ESTATE / ASSET BASED

The fundamentals of the Commercial Real Estate market continue to improve. We see vacancy rates slowly working their way down and additional space not being added except on an as needed basis. With the United States actively pursuing an energy independence push, the costs of manufacturing are becoming more world competitive again. We note there has actually been a movement of increased manufacturing activity in the U.S. that should lead to industrial real estate demand increasing in the future. Many residential markets continue to show pricing stability and gains in certain areas. In addition, housing starts have also improved. Our exposure to Real Estate will remain focused on those areas where we see either a demographic trend creating significant demand, or large barriers to replacement. Additionally we

6573-NLD-10/29/2015

are mindful of the length and nature of the rental income we receive. Hotels rent on a nightly basis, and occupancy rates are subject to changes in the economic environment, not a profile we are comfortable with. Industrial buildings will lease for multiple years and generally have inflation escalation clauses, a class of real estate where the owner can match liabilities to cash flows and we have comfort owning long term. We feel commercial real estate does provide us with very nice cash flow from dividends, which gives us the patience to wait for rents to increase and justify higher valuations.

Our Asset Based securities continue to participate in the long-term trend of energy independence in the United States. We believe exposure to this asset class allows us to own assets that generate significant positive cash flow and have exposure to Master Limited Partnerships without generating a K1 for our shareholders. This asset class represents a very nice strategic fit with our investment philosophy. As we mentioned before, we believe the long term demand side of the energy equation will be borne out in the quarters and years ahead.

FIXED INCOME

Rising interest rates will make finding attractive bonds challenging. We remain of the mind that if we are going to own fixed coupon bonds then we need to stay with short-term maturities preferably issued by corporations that are in better financial shape than most governments. To further combat rising interest rates we continue to recommend bonds with an adjustable rate or conversion feature. In some respects we are recommending the best of the worst as we must maintain at least a 15% weighting in an asset class that we feel could face a decade long headwind as interest rates continue to climb.

The Fed’s delay in taking accommodation out of the marketplace by raising rates has been precipitated by the strength in the US dollar. Further, the Fed will have a very hard time to be the only economy raising rates while the rest of the world is cutting rates. The question is, will the Fed hikes allow the rest of the world to stop cutting rates? While we do not have a crystal ball, we feel either outcome makes the case that fixed income in America is not an attractive asset class to be in and hence our underweighted allocation.

SUMMARY

We continue to believe that owning high quality investment assets that pay a sustainable income that grows over time and diversifying those holdings is an excellent recipe for investors to achieve financial independence. Our disciplines dictate that we be balanced, with 15% to 50% in each of the three major asset categories – Equities, Fixed Income, and Real Estate and Asset Based. Adding to that asset allocation is our own proprietary research and analytical tools that are the hallmarks of our “common sense investing” for the long term.

6573-NLD-10/29/2015

Thank you for your continued confidence and the opportunity to manage the fund for the past 10 years. We look forward to the next 10 years together. We take very seriously our responsibility and will always endeavor to be responsive to your questions and concerns. As always, we welcome and encourage your comments and feedback.

Blake Todd, AIF®	Jarrett Perez, CFA
Portfolio Manager	Associate Portfolio Manager

Two Oaks Investment Management, LLC is not affiliated with Northern Lights Distributors, LLC.

Barclays Capital U.S. Aggregate Bond Index covers the USD-denominated, investment-grade, fixed-rate, taxable bond market of SEC-registered securities. The index includes bonds from the Treasury, Government-Related, Corporate, MBS (agency fixed-rate and hybrid ARM pass-throughs), ABS, and CMBS sectors. The U.S. Aggregate Index is a component of the U.S. Universal Index in its entirety. Fix income securities are subject to risks including inflationary and interest rate changes, among others.

S&P 500 Index is an unmanaged composite of 500 large capitalization companies. This index is widely used by professional investors as a performance benchmark for large-cap stocks. You cannot invest directly in an index and unmanaged index returns do not reflect any fees, expenses or sales charges

6573-NLD-10/29/2015

Two Oaks Diversified Growth and Income Fund
Portfolio Review (Unaudited)

The Fund’s performance figures for the periods ending September 30, 2015, compared to its benchmarks:

			Annualized
					Since
	Six Months	1 Year	5 Year	10 Year	Inception*
Two Oaks Diversified Growth and Income Fund (1) – Class A:
Without Sales Charge	(6.66)%	(4.45)%	6.70%	4.84%	3.89%
With Sales Charge (2)	(11.99)%	(9.93)%	5.45%	4.22%	3.44%
Two Oaks Diversified Growth and Income Fund – Class C**	(7.02)%	(5.11)%	N/A	N/A	3.56%
S&P 500	(6.18)%	(0.61)%	13.34%	6.80%	6.34%
60% S&P 500/40% Barclays U.S. Aggregate	(3.87)%	0.95%	9.33%	6.22%	6.03%

(1)	Effective November 1, 2005, the strategy of the Montecito Fund changed and Blake Todd assumed the role of Portfolio Manager.

(2)	Adjusted for initial maximum sales charge of 5.75%.

*	The Two Oaks Diversified Growth and Income Fund Class A commenced operations on April 15, 2002.

**	The Two Oaks Diversified Growth and Income Fund Class C commenced operations on September 27, 2012. Annualized since inception return for the S&P 500 is 12.20%.

The S&P 500 is a market capitalization-weighted index of 500 widely held common stocks. The Barclays U.S. Aggregate Bond Index is an unmanaged market index representative of the U.S. taxable fixed income securities.

Past performance is not predictive of future results and current performance may be lower or higher than the performance data quoted. The Fund’s total annual gross operating expenses, as stated in the fee table to the Portfolio’s prospectus dated July 29, 2015, are 1.74% for Class A and 2.49% for Class C. The investment return and principal value of an investment will fluctuate. An investor’s shares, when redeemed, may be worth more or less than the original cost. The returns shown do not reflect the deduction of taxes that a shareholder would have to pay on Fund distributions or the redemption of the Fund shares. Investment performance current to the most recent month-end may be obtained by calling (855) 896-6257.

HOLDINGS BY ASSET CLASS** (Unaudited)

Common Stock	55.9%
Corporate Bonds	17.6%
Real Estate Investment Trusts	15.7%
Preferred Stock	5.5%
Short-Term Investments	4.0%
Closed-End Funds	0.8%
Other Assets Less Liabilities	0.5%
100.0%

** Based on Total Net Assets as of September 30, 2015.

Two Oaks Diversified Growth and Income Fund
SCHEDULE OF INVESTMENTS (Unaudited)	September 30, 2015

Shares	Security	Fair Value
	COMMON STOCK - 55.9%
	CHEMICALS - 2.8%
20,000	CVR Partners LP	$187,000
4,500	Ecolab, Inc.	493,740
		680,740
	COMPUTERS - 2.7%
6,000	Apple, Inc.	661,800

	DIVERSIFIED FINANCIAL SERVICES - 2.1%
7,500	T Rowe Price Group, Inc.	521,250

	ELECTRIC - 3.3%
22,000	Brookfield Infrastructure Partners LP	808,940

	FOOD - 9.4%
295,800	Armanino Foods of Distinction, Inc.	650,760
13,000	Calavo Growers, Inc.	580,320
10,000	Cal-Maine Foods, Inc.	546,100
17,000	Whole Foods Market, Inc.	538,050
		2,315,230
	HEALTHCARE - PRODUCTS - 0.7%
5,000	Baxter International, Inc.	164,250

	HEALTHCARE - SERVICES - 2.8%
6,000	UnitedHealth Group, Inc.	696,060

	HOME FURNISHINGS - 1.2%
3,000	Harman International Industries, Inc.	287,970

	MACHINERY - DIVERSIFIED - 1.2%
3,000	Rockwell Automation, Inc.	304,410

	MEDIA - 2.5%
6,000	Walt Disney Co.	613,200

	MISCELLANEOUS MANUFACTURING - 2.6%
25,000	General Electric Co.	630,500

	OIL & GAS - 12.2%
10,000	Apache Corp.	391,600
14,000	ConocoPhillips	671,440
40,000	CVR Refining LP	764,800
35,000	Marathon Oil Corp.	539,000
8,000	Phillips 66	614,720
		2,981,560
	PHARMACEUTICALS - 0.6%
5,000	Baxalta, Inc.	157,550

The accompanying notes are an integral part of these financial statements.

Two Oaks Diversified Growth and Income Fund
SCHEDULE OF INVESTMENTS (Unaudited)(Continued)	September 30, 2015

Shares	Security	Fair Value
	RETAIL - 2.8%
7,000	McDonald’s Corp.	$689,710

	SEMICONDUCTORS - 2.4%
11,000	QUALCOMM, Inc.	591,030

	TRANSPORTATION - 1.8%
3,000	FedEx Corp.	431,940

	WATER - 4.8%
102,466	Consolidated Water Co., Ltd.	1,188,606

	TOTAL COMMON STOCK (Cost - $13,491,885)	13,724,746

	PREFERRED STOCK - 5.5%
	BANKS - 3.1%
35,000	U.S. Bancorp, 3.50%	763,000

	HEALTHCARE - SERVICES - 2.0%
31,000	National Healthcare Corp., 0.80%	478,950

	OIL & GAS - 0.4%
5,000	Energy XXI Bermuda, Ltd., 5.625%	87,500

	TOTAL PREFERRED STOCK (Cost - $1,973,937)	1,329,450

	REAL ESTATE INVESTMENT TRUSTS (REITS) - 15.7%
	APARTMENTS - 1.1%
22,600	Bluerock Residential Growth REIT, Inc.	270,748

	DIVERSIFIED - 12.0%
35,000	Armada Hoffler Properties, Inc.	341,950
10,000	Digital Realty Trust, Inc.	653,200
35,000	EPR Properties - Convertible Preferred, 5.75%	775,600
10,100	Lexington Realty Trust - Convertible Preferred, 6.50%	479,750
7,000	Plum Creek Timber Co., Inc.	276,570
45,000	UMH Properties, Inc.	418,500
		2,945,570
	OFFICE PROPERTY - 1.0%
12,000	BioMed Realty Trust, Inc.	239,760

	WAREHOUSE/INDUSTRIAL - 1.6%
40,000	Monmouth Real Estate Investment Corp.	390,000

	TOTAL REAL ESTATE INVESTMENTS TRUSTS (Cost - $3,536,953)	3,846,078

The accompanying notes are an integral part of these financial statements.

Two Oaks Diversified Growth and Income Fund
SCHEDULE OF INVESTMENTS (Unaudited)(Continued)	September 30, 2015

Principal
Amount	Security	Fair Value
	CORPORATE BONDS - 17.6%
	BANKS - 4.0%
$500,000	Barclays Bank PLC, 1.536%, Due 4/11/2023	$488,293
500,000	Goldman Sachs Group, Inc., 1.48285%, Due 5/20/2020	500,275
		988,568
	DIVERSIFIED FINANCIAL SERVICES - 2.0%
500,000	General Electric Capital Corp., 1.2888%, Due 4/15/2023	502,324

	INVESTMENT COMPANIES - 2.5%
300,000	Prospect Capital Corp., 6.250%, Due 12/15/2015	303,375
300,000	Prospect Capital Corp., 5.500%, Due 8/15/2016	306,000
		609,375
	PHARMACEUTICALS - 2.1%
500,000	McKesson Corp., 3.796%, Due 3/15/2024	513,639

	RETAIL - 3.5%
900,000	Dollar General Corp., 3.250%, Due 4/15/2023	859,064

	SEMICONDUCTORS - 3.5%
700,000	Intel Corp., 2.950%, Due 12/15/2035	851,813

	TOTAL CORPORATE BONDS (Cost - $4,205,598)	4,324,783
Shares
	CLOSED-END FUNDS - 0.8%
51,200	Self Storage Group, Inc.	200,704

	TOTAL CLOSED-END FUNDS (Cost - $181,035)

	SHORT-TERM INVESTMENTS - 4.0%
982,985	Dreyfus Institutional Reserve Money Fund
	Premier Shares, 0.00% (a)	982,985
	TOTAL SHORT-TERM INVESTMENTS (Cost - $982,985)

	TOTAL INVESTMENTS - 99.5% (Cost - $24,372,393)(b)	$24,408,746
	CASH AND OTHER ASSETS LESS LIABILITIES - 0.5%	131,396
	NET ASSETS - 100.0%	$24,540,142

PLC - Public Limited Company

(a)	Money market fund; interest rate reflects the seven-day effective yield on September 30, 2015.

(b)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $24,283,871 and differs from market value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized Appreciation:	$2,586,873
Unrealized Depreciation:	(2,461,998)
Net Unrealized Appreciation:	$124,875

The accompanying notes are an integral part of these financial statements.

Two Oaks Diversified Growth and Income Fund
STATEMENT OF ASSETS AND LIABILITIES (Unaudited)	September 30, 2015

Assets:
Investments in Securities at Fair Value (Identified cost $24,372,393)	$24,408,746
Foreign Currency at Fair Value (Cost $102,361)	76,086
Receivables:
Dividends and Interest	95,311
Prepaid Expenses and Other Assets	2,623
Total Assets	24,582,766

Liabilities:
Payables:
Capital Stock Redeemed	12,900
Accrued Advisory Fees	13,297
Accrued Distribution Fees	5,609
Accrued Expenses and Other Liabilities	10,818
Total Liabilities	42,624

Net Assets	$24,540,142

Class A Shares:
Net Asset Value and Redemption Price Per Share ($0 par value, unlimited shares authorized) ($21,982,261/1,969,557 shares)	$11.16

Maximum Offering Price Per Share ($11.16/0.9425)	$11.84

Class C Shares:
Net Asset Value, Offering and Redemption Price Per Share ($0 par value, unlimited shares authorized) ($2,557,881/230,862 shares)	$11.08

Composition of Net Assets:
At September 30, 2015, Net Assets consisted of:
Paid-in-Capital	$23,673,232
Accumulated Undistributed Net Investment Income	289,495
Accumulated Net Realized Gain From Security Transactions	567,337
Net Unrealized Appreciation on Investments and Foreign Currency Translations	10,078
Net Assets	$24,540,142

The accompanying notes are an integral part of these financial statements.

Two Oaks Diversified Growth and Income Fund	For the Six Months Ended
STATEMENT OF OPERATIONS (Unaudited)	September 30, 2015

Investment Income:
Dividend Income (net of $255 foreign taxes)	$464,202
Interest Income	68,139
Total Investment Income	532,341

Expenses:
Investment Advisory Fees	77,712
Distribution Fees:
Class A	29,288
Class C	12,368
Transfer Agent Fees	22,562
Administration Fees	22,562
Fund Accounting Fees	15,136
Registration and Filing Fees	12,032
Legal Fees	11,030
Audit Fees	7,772
Chief Compliance Officer Fees	7,271
Printing Expenses	5,265
Trustee Fees	3,259
Custody Fees	2,758
Miscellaneous Expense	1,504
Insurance Expense	1,204
Non 12B-1 Shareholder Expense	251
Net Expenses	231,974
Net Investment Income	300,367

Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions:
Net Realized Gains From Security and Foreign Currency Transactions	4,979
Net Change in Net Unrealized Depreciation on Investments and Foreign Currency Translations	(2,093,935)
Net Realized and Unrealized Loss on Investments and Foreign Currency Transactions	(2,088,956)

Net Decrease in Net Assets Resulting From Operations	$(1,788,589)

The accompanying notes are an integral part of these financial statements.

Two Oaks Diversified Growth and Income Fund
STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended	Year Ended
	September 30, 2015	March 31, 2015
Operations:	(Unaudited)
Net Investment Income	$300,367	$387,727
Net Realized Gains From Security and Foreign Currency Transactions	4,979	1,110,602
Net Change in Net Unrealized Depreciation on Investments and Foreign Currency Transactions	(2,093,935)	(373,947)
Net Increase (Decrease) in Net Assets Resulting From Operations	(1,788,589)	1,124,382

Distributions to Shareholders From:
Net Investment Income:
Class A ($0.08 and $0.17 per share, respectively)	(157,943)	(329,336)
Class C ($0.04 and $0.08 per share, respectively)	(9,370)	(9,969)
Net Realized Gains:
Class A ($0.00 and $0.51 per share, respectively)	—	(974,651)
Class C ($0.00 and $0.51 per share, respectively)	—	(74,664)
Total Distributions to Shareholders	(167,313)	(1,388,620)

Capital Share Transactions:
Class A:
Proceeds from Shares Issued (133,629 and 150,425 shares, respectively)	1,614,862	1,839,563
Reinvestment of Dividends (13,840 and 102,640 shares, respectively)	157,943	1,221,929
Cost of Shares Redeemed (156,957 and 224,397 shares, respectively)	(1,866,824)	(2,761,652)

Class C:
Proceeds from Shares Issued (60,843 and 94,415 shares, respectively)	717,658	1,134,569
Reinvestment of Dividends (824 and 7,079 shares, respectively)	9,370	83,230
Cost of Shares Redeemed (14,125 and 9,430 shares, respectively)	(166,095)	(114,526)
Total Capital Share Transactions	466,914	1,403,113

Total Increase (Decrease) in Net Assets	(1,488,988)	1,138,875

Net Assets:
Beginning of Period	26,029,130	24,890,255
End of Period*	$24,540,142	$26,029,130

* Includes accumulated undistributed net investment income of:	$289,495	$156,441

The accompanying notes are an integral part of these financial statements.

Two Oaks Diversified Growth and Income Fund
FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of capital stock outstanding throughout each period presented. (a)

	Class A

	For the
	Six Months Ended
	September 30,		For the Year Ended March 31,
	2015		2015		2014	2013	2012	2011
	(Unaudited)
Net Asset Value, Beginning of Period	$12.04		$12.19		$11.88	$10.93	$10.59	$9.33
From Operations:
Net investment income	0.14		0.19		0.20	0.27	0.25	0.26
Net gain (loss) from securities (both realized and unrealized)	(0.94)		0.34		0.78	0.91	0.31	1.24
Total from operations	(0.80)		0.53		0.98	1.18	0.56	1.50

Distributions to shareholders from Net investment income	(0.08)		(0.17)		(0.12)	(0.23)	(0.22)	(0.24)
Net realized gains	—		(0.51)		(0.55)	—	—	—
Total distributions	(0.08)		(0.68)		(0.67)	(0.23)	(0.22)	(0.24)

Net Asset Value, End of Period	$11.16		$12.04		$12.19	$11.88	$10.93	$10.59

Total Return (b)	(6.66	)% (e)	4.46%		8.53%	10.98%	5.47%	16.43%

Ratios/Supplemental Data
Net assets, end of period (in 000’s)	$21,982		$23,837		$23,785	$21,942	$17,120	$14,383
Ratio of expenses to average net assets, before reimbursement (f)	1.72	% (c)	1.74%		1.75%	1.88%	1.77%	1.19	% (d)
net of reimbursement (f)	1.72	% (c)	1.75	% (g)	1.59%	1.19%	1.19%	1.19%
Ratio of net investment income to average net assets (f)	2.38	% (c)	1.55%		1.65%	2.43%	2.44%	2.65%
Portfolio turnover rate	13	% (e)	25%		43%	52%	45%	75%

(a)	Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for each period.

(b)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any, and do not assume the effects of any sales charges. Had the Adviser not waived a portion of its fee from 2011-2014, total returns would have been lower.

(c)	Annualized.

(d)	Prior to reorganization to the Two Oaks Diverisified Growth and Income Fund, the Fund did not have an expense cap in place and the Fund used a unitary fee instead.

(e)	Not annualized.

(f)	Does not include expenses of the investment companies in which the Fund invests.

(g)	Inclusive of Adviser’s recapture of waived/reimbursed fees from prior periods.

The accompanying notes are an integral part of these financial statements.

Two Oaks Diversified Growth and Income Fund
FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of capital stock outstanding throughout each period presented. (a)

	Class C
						For the Period
	For the					September 27, 2012*
	Six Months Ended					to
	September 30,		For the Year Ended March 31,			March 31,
	2015		2015		2014	2013
	(Unaudited)
Net Asset Value, Beginning of Period	$11.96		$12.12		$11.85	$11.17
From Operations:
Net investment income	0.10		0.10		0.11	0.05
Net gain (loss) from securities (both realized and unrealized)	(0.94)		0.33		0.78	0.72
Total from operations	(0.84)		0.43		0.89	0.77

Distributions to shareholders from Net investment income	(0.04)		(0.08)		(0.07)	(0.09)
Net realized gains	—		(0.51)		(0.55)	—
Total distributions	(0.04)		(0.59)		(0.62)	(0.09)

Net Asset Value, End of Period	$11.08		$11.96		$12.12	$11.85

Total Return (b)	(7.02	)% (d)	3.66%		7.74%	7.00	% (d)

Ratios/Supplemental Data
Net assets, end of period (in 000’s)	$2,558		$2,193		$1,106	$731
Ratio of expenses to average net assets, before reimbursement (e)	2.47	% (c)	2.49%		2.50%	2.80	% (c)
net of reimbursement (e)	2.47	% (c)	2.50	% (f)	2.34%	1.94	% (c)
Ratio of net investment income to average net assets (e)	1.63	% (c)	0.79%		0.93%	0.94	% (c)
Portfolio turnover rate	13	% (d)	25%		43%	52	% (d)

(a)	Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for each period.

(b)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any, and do not assume the effects of any sales charges. Had the Adviser not waived a portion of its fee from 2013-2014, total returns would have been lower.

(c)	Annualized

(d)	Not annualized.

(e)	Does not include expenses of the investment companies in which the Fund invests.

(f)	Inclusive of Adviser’s recapture of waived/reimbursed fees from prior periods.

*	Commencement of operations.

The accompanying notes are an integral part of these financial statements.

Two Oaks Diversified Growth and Income Fund
NOTES TO FINANCIAL STATEMENTS (Unaudited)	September 30, 2015

1.	ORGANIZATION

Two Oaks Diversified Growth and Income Fund (the “Fund”) is a diversified series of Northern Lights Fund Trust II (the “Trust”), a Delaware statutory trust organized on August 26, 2010. The Fund is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Fund commenced operations on April 15, 2002. The investment objective of the Fund is long-term growth of capital and income.

The Fund currently offers Class A and Class C shares. Class C shares are offered at net asset value. Class A shares are offered at net asset value plus a maximum sales charge of 5.75%. Each class represents an interest in the same assets of the Fund and classes are identical except for differences in their sales charge structures and ongoing service and distribution charges. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans. The Fund’s income, expenses (other than class specific distribution fees) and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class.

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in preparation of the financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The Fund follows the specialized accounting and reporting requirements under GAAP that are applicable to investment companies. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

Security valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the primary exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”). In the absence of a sale such securities shall be valued at the mean between the current bid and ask prices on the day of valuation. Debt securities (other than short-term obligations) are valued each day by an independent pricing service approved by the Board of Trustees (the “Board”) based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type, indications as to values from dealers, and general market conditions or market quotations from a major market maker in the securities. Investments valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost. Investments in open-end investment companies are valued at net asset value.

The Fund may invest in portfolios of open-end or closed-end investment companies (the “underlying funds”). Open-end underlying funds are valued at their respective net asset values as reported by such investment companies. The underlying funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value by the methods established by the Boards of the underlying funds. The shares of many closed-end investment companies, after their initial public offering, frequently trade at a price per share, which is different than the net asset value per share. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company purchased by the Fund will not change.

The Fund may hold securities, such as private investments, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued using the “fair value” procedures approved by the Board. The Board has delegated execution of these procedures to a fair value team composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) adviser. The team may also enlist third party consultants such as an audit firm, valuation consultant, or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board has also engaged a third party valuation firm to attend valuation meetings held by the trust, review minutes of such meetings, and report to the Board on a quarterly basis. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Fair Valuation Process. As noted above, the fair value team is composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) adviser. The applicable investments are valued collectively via inputs from each of these groups. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the adviser, the prices or values available do not represent the fair value of the instrument. Factors which may cause the adviser to make such a judgment include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; the frequency of

Two Oaks Diversified Growth and Income Fund
NOTES TO FINANCIAL STATEMENTS (Unaudited)(Continued)	September 30, 2015

sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to a Fund’s calculation of its net asset value. Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses. Restricted or illiquid securities, such as private placements or non-traded securities are valued via inputs from the adviser based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If the adviser is unable to obtain a current bid from such independent dealers or other independent parties, the fair value team shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund’s holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

The Fund utilizes various methods to measure the fair value of most of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of September 30, 2015 for the Fund’s assets measured at fair value:

Assets*	Level 1	Level 2	Level 3	Total
Common Stock	$13,724,746	$—	$—	$13,724,746
Preferred Stock	1,241,950	87,500	—	1,329,450
REITS	3,846,078	—	—	3,846,078
Corporate Bonds	—	4,324,783	—	4,324,783
Closed-End Funds	200,704	—	—	200,704
Short-Term Investments	982,985	—	—	982,985
Total	$19,996,463	$4,412,283	$—	$24,408,746

The Fund did not hold any Level 3 securities during the period.

There were no transfers between Level 1 and Level 2 during the current period presented. It is the Fund’s policy to record transfers into or out of all Levels at the end of the reporting period.

*	Please refer to the Schedule of Investments for industry classifications.

Security transactions and related income – Security transactions are accounted for on trade date. Interest income is recognized on an accrual basis. Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

Two Oaks Diversified Growth and Income Fund
NOTES TO FINANCIAL STATEMENTS (Unaudited)(Continued)	September 30, 2015

Distributions received from investments in securities that represent a return of capital or capital gain are recorded as a reduction of cost of investment or as a realized gain, respectively. The calendar year-end amounts of ordinary income, capital gains, and return of capital included in distributions received from the Fund’s investments in real estate investment trusts (“REITS”) are reported to the Fund after the end of the calendar year; accordingly, the Fund estimates these amounts for accounting purposes until the characterization of REIT distributions is reported to the Fund after the end of the calendar year. Estimates are based on the most recent REIT distribution information available.

Dividends and distributions to shareholders – Dividends from net investment income, if any, are declared and paid quarterly. Distributable net realized capital gains, if any, are declared and distributed annually. Dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (e.g., deferred losses, capital loss carryforwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. Any such reclassifications will have no effect on net assets, results of operations, or net asset values per share of the Fund.

Federal income tax – The Fund intends to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no provision for Federal income tax is required.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (2013-2015) or expected to be taken by the Fund in its 2016 tax returns. The Fund identified its major tax jurisdictions as U.S. Federal, Nebraska state and foreign jurisdictions where the Fund makes significant investments; however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Foreign Currency – The accounting records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency, and income receipts and expense payments are translated into U.S. dollars using the prevailing exchange rate at the London market close. Purchases and sales of securities are translated into U.S. dollars at the contractual currency rates established at the approximate time of the trade. Net realized gains and losses on foreign currency transactions represent net gains and losses from currency realized between the trade and settlement dates on securities transactions and the difference between income accrued versus income received. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.

Expenses – Expenses of the Trust that are directly identifiable to a specific Fund are charged to that Fund. Expenses, which are not readily identifiable to a specific Fund, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

Indemnification – The Trust indemnifies its officers and trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

3.	ADVISORY FEE AND OTHER RELATED PARTY TRANSACTIONS

Pursuant to the Investment Advisory Agreement (the “Advisory Agreement”), investment advisory services are provided to the Fund by Two Oaks Investment Management, LLC (the “Advisor”). Under the terms of the Advisory Agreement, the Adviser receives monthly fees calculated at an annual rate of 0.60% of the average daily net assets of the Fund. For the six months ended September 30, 2015, the Adviser earned advisory fees of $77,712.

The Adviser has contractually agreed to waive all or part of its management fees and/or make payments to limit Fund expenses (exclusive of any front-end or contingent deferred loads, taxes, leverage interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividend expense on securities sold short, acquired fund fees and expenses, or extraordinary expenses such as litigation) at least until July 31, 2016, so that the total annual operating expenses of the Fund do not exceed 1.75% of the Fund’s average daily net assets of Class A shares and 2.50% of the average daily net assets of Class C shares. Prior to July 31, 2013, the Adviser agreed to limit Fund expenses (exclusive of any front-end or contingent deferred loads, taxes, leverage interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividend expense on

Two Oaks Diversified Growth and Income Fund
NOTES TO FINANCIAL STATEMENTS (Unaudited)(Continued)	September 30, 2015

securities sold short, acquired fund fees and expenses, or extraordinary expenses such as litigation) so that the total annual operating expenses of the Fund did not exceed 1.19% of the Fund’s average daily net assets of Class A shares and 1.94% of the average daily net assets of Class C shares. Waivers and expense payments may be recouped by the Adviser from the Fund, to the extent that overall expenses fall below the expense limitation in effect at the time of reimbursement and within three years of when the amounts were waived or reimbursed. During the six months ended September 30, 2015, the Adviser did not waive any fees. Cumulative expenses subject to recapture by the Adviser amounted to $167,510, and will expire in the years indicated below:

March 31,
2016	2017
$129,102	$38,408

The Trust, on behalf of the Fund, has adopted the Trust’s Master Distribution and shareholder serving plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan provides that a monthly service and/or distribution fee is calculated by the Funds at an annual rate of 0.25% of the average daily net assets attributable to the Class A shares and 1.00% of the average daily net assets attributable to the Class C shares, and is paid to Northern Lights Distributors, LLC (the “Distributor”), to provide compensation for ongoing distribution-related activities or services and/or maintenance of the Funds’ shareholder accounts, not otherwise required to be provided by the Adviser. The Plan is a compensation plan, which means that compensation is provided regardless of 12b-1 expenses incurred.

The Plan further provides for periodic payments to brokers, dealers and other financial intermediaries, for providing shareholder services and for promotional and other sales-related costs. For the six months ended September 30, 2015, the Fund paid distribution fees of $41,656.

The Distributor acts as the Fund’s principal underwriter in a continuous public offering of the Funds’ shares. For the six months ended September 30, 2015, the Distributor received $30,483 in underwriting commissions for sales of shares, of which $6,413 was retained by the principal underwriter.

In addition, certain affiliates of the Distributor provide services to the Fund as follows:

Gemini Fund Services, LLC (“GFS”), an affiliate of the Distributor, provides administration, fund accounting, and transfer agent services to the Trust. Pursuant to separate servicing agreements with GFS, the Fund pays GFS customary fees for providing administration, fund accounting, and transfer agency services to the Fund. Certain officers of the Fund are also officers of GFS, and are not paid any fees directly by the Fund for serving in such capacities.

Northern Lights Compliance Services, LLC (“NLCS”) – NLCS, an affiliate of GFS and the Distributor, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Fund.

Blu Giant, LLC (“Blu Giant”) – Blu Giant, an affiliate of GFS and the Distributor, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis. For the provision of these services, Blu Giant receives customary fees from the Fund.

4.	INVESTMENT TRANSACTIONS

The cost of purchases and proceeds from the sale of securities, other than short-term securities, for the six months ended September 30, 2015 amounted to $3,843,889 and $3,163,013, respectively.

5.	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of distributions for the years ended were as follows:

	Fiscal Year Ended	Fiscal Year Ended
	March 31, 2015	March 31, 2014
Ordinary Income	$616,262	$921,971
Long-Term Capital Gain	772,358	401,131
	$1,388,620	$1,323,102

Two Oaks Diversified Growth and Income Fund
NOTES TO FINANCIAL STATEMENTS (Unaudited)(Continued)	September 30, 2015

As of March 31, 2015, the components of distributable earnings/ (deficit) on a tax basis were as follows:

Undistributed	Undistributed	Capital Loss	Other	Post October Loss	Unrealized	Total
Ordinary	Long-Term	Carry	Book/Tax	and	Appreciation/	Accumulated
Income	Gains	Forwards	Differences	Late Year Loss	(Depreciation)	Earnings/(Deficits)
$57,530	$572,747	$—	$—	$—	$2,192,535	$2,822,812

The difference between book basis and tax basis unrealized appreciation, net realized gain from security transactions and undistributed ordinary income is primarily attributable to tax adjustments for partnerships and contingent payment debt instruments and the tax deferral of losses on wash sales. The unrealized appreciation (depreciation) in the table above includes unrealized foreign currency losses of $17,192.

Permanent book and tax differences, primarily attributable to the reclassification of fund distributions and tax adjustments for partnerships, resulted in reclassification for the year ended March 31, 2015 as follows:

Paid	Undistributed	Accumulated
In	Net Investment	Net Realized
Capital	Income (Loss)	Gains (Loss)
$—	$(71,846)	$71,846

6.	NEW ACCOUNTING PRONOUNCEMENT

In May 2015, the FASB issued Accounting Standards Update (“ASU”) No. 2015-07 “Disclosure for Investments in Certain Entities that Calculate Net Asset Value per Share (or Its Equivalent)”. The amendments in ASU No. 2015-07 remove the requirement to categorize within the fair value hierarchy investments measured using the NAV practical expedient. The ASU also removes certain disclosure requirements for investments that qualify, but do not utilize, the NAV practical expedient. The amendments in the ASU are effective for fiscal years beginning after December 15, 2015, and interim periods within those fiscal years. Management is currently evaluating the impact these changes will have on the Funds’ financial statements and related disclosures.

7.	SUBSEQUENT EVENTS

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

Two Oaks Diversified Growth and Income Fund
FUND EXPENSES (Unaudited)	September 30, 2015

As a shareholder of one of the Funds you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution and/or service (12b-1 fees) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses: The first section of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during the period.

Hypothetical Examples for Comparison Purposes: The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or contingent deferred sales charges on redemptions. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning
	Account	Ending		Expenses Paid
	Value	Account Value	Expense Ratio	During the Period*
	(4/1/15)	(9/30/15)	(Annualized)	(4/1/15-9/30/15)
Actual:
Class A	$1,000.00	$ 933.40	1.72%	$ 8.31
Class C	$1,000.00	$ 929.80	2.47%	$11.92
Hypothetical
(5% return before expenses):
Class A	$1,000.00	$1,016.40	1.72%	$ 8.67
Class C	$1,000.00	$1,012.65	2.47%	$12.43

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

FACTORS CONSIDERED BY THE TRUSTEES WITH THE RENEWAL OF THE INVESTMENT ADVISORY AGREEMENT (UNAUDITED)

At a Meeting (the “Meeting”) of the Board of Trustees (the “Board”) of Northern Lights Fund Trust II (the “Trust”) held on July 14 and 15, 2015, the Board, including the disinterested Trustees (the “Independent Trustees”), considered the renewal of an Investment Advisory Agreement between the Trust, on behalf of the Two Oaks Diversified Growth and Income Fund (“Two Oaks”), and Two Oaks Investment Management, LLC (“TOIM”) (“Two Oaks Advisory Agreement”).

Based on their evaluation of the information provided by TOIM, in conjunction with Two Oaks’ other service providers, the Board, by a unanimous vote (including a separate vote of the Independent Trustees), approved the renewal of the Two Oaks Advisory Agreement with respect to Two Oaks.

In advance of the Meeting, the Board requested and received materials to assist them in considering the Two Oaks Advisory Agreement. The materials provided contained information with respect to the factors enumerated below, including the Two Oaks Advisory Agreement, a memorandum prepared by the Independent Trustees legal counsel discussing in detail the Trustees’ fiduciary obligations and the factors they should assess in considering the renewal of the Two Oaks Advisory Agreement and comparative information relating to the advisory fee and other expenses of Two Oaks. The materials also included due diligence materials relating to TOIM (including due diligence questionnaire completed by TOIM, TOIM’s Forms ADV, select financial information of TOIM, bibliographic information regarding TOIM’s key management and investment advisory personnel, and comparative fee information relating to Two Oaks) and other pertinent information. At the Meeting, the Independent Trustees were advised by counsel that is experienced in Investment Company Act of 1940 matters and that is independent of fund management and met with such counsel separately from fund management.

The Board reviewed and discussed the written materials that were provided in advance of the Meeting and deliberated on the renewal of the Two Oaks Advisory Agreement. The Board relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Two Oaks Advisory Agreement and the weight to be given to each such factor. The conclusions reached by the Board were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the Two Oaks Advisory Agreement. In considering the renewal of the Two Oaks Advisory Agreement, the Board reviewed and analyzed various factors that they determined were relevant, including the factors enumerated below.

Nature, Extent and Quality of Services. The Board reviewed materials provided by TOIM related to the proposed renewal of the Two Oaks Advisory Agreement, including TOIM’s ADV, a description of the manner in which investment decisions are made and executed and a review of the professional personnel performing services for Two Oaks, including the team of individuals that primarily monitor and execute the investment process. The Board discussed the extent of TOIM’s research capabilities, the quality of its compliance infrastructure and the experience of its fund management personnel. Additionally, the Board received satisfactory responses from a representative of TOIM with respect to a series of important questions, including: whether TOIM was involved in any lawsuits or pending regulatory actions; whether TOIM’s management of other accounts would conflict with its management of Two Oaks; and whether TOIM has procedures in place to adequately allocate trades among its respective clients. The Board reviewed the description provided by TOIM of its practices for monitoring compliance with Two Oaks’ investment limitations, noting that TOIM’s CCO would periodically review the portfolio managers’ performance of their duties to ensure compliance under TOIM’s compliance program. The Board then reviewed the capitalization of TOIM based on representations made by TOIM and concluded that TOIM was sufficiently well-capitalized, or its control persons had the ability to make additional contributions in order to meet its obligations to Two Oaks. The Board concluded that TOIM had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the Two Oaks Advisory Agreement and that the nature, overall quality and extent of the management services to be provided by TOIM to Two Oaks were satisfactory.

Performance. The Trustees reviewed the performance of Two Oaks as compared to its peer group, Morningstar category and benchmark for the one year, three year, five year, ten year and since inception periods, noting Two Oaks has underperformed the peer group and benchmark categories for the one year, three year and ten year periods, while the Fund outperformed its peer group but underperformed its benchmark during the five year period. Two Oaks outperformed its Morningstar category for the one year period, but underperformed its Morningstar Category during the three year, five year, and ten year periods. In reviewing Two Oaks’ performance, the Board noted that the Fund’s benchmark is a blended index, 60% of which is based on the S&P 500 index. The Trustees, noted, however, that, the S&P 500 Index is a broad based equity securities index while the Fund is a blend of equities, fixed income and real estate and asset-based securities. The Board further noted TOIM’s statement that even an index with a fixed blend of equities and fixed income would not necessarily be truly representative as the Fund’s allocation among asset classes may vary considerably and TOIM’s concerns regarding the shifting of the Fund’s Morningstar category. After considering other factors relating to TOIM’s and the portfolio managers’ track record, the Board concluded that the overall performance of Two Oaks under the management of TOIM was satisfactory.

Fees and Expenses. As to the costs of the services to be provided and profits realized by TOIM, the Board discussed the comparison of advisory fees and total operating expense data and reviewed Two Oaks’ advisory and overall expenses compared to a peer group comprised of funds constructed by TOIM with similar investment objectives and strategies and of similar size. The Board reviewed the contractual arrangements for the Fund, which stated that TOIM had agreed to waive or limit its advisory fee and/or reimburse expenses through July 31, 2016, to limit net annual operating expenses, exclusive of certain fees, so as not to exceed 1.75%, and 2.50% of the Fund’s average net assets, for Class A and Class C shares, respectively, and found such arrangements to be beneficial to shareholders. The Board concluded that based on TOIM’s experience, expertise and services to Two Oaks, the advisory fee charged by TOIM was reasonable.

Profitability. The Board also considered the level of profits that could be expected to accrue to TOIM with respect to Two Oaks based on break even and profitability reports and analyses reviewed by the Board and the selected financial information of TOIM provided by TOIM. After review and discussion, the Trustees concluded that based on the services provided by TOIM and the projected growth of the Fund, the fees were reasonable and that anticipated profits from TOIM’s relationship with Two Oaks were not excessive.

Economies of Scale. As to the extent to which Two Oaks will realize economies of scale as it grows, and whether the fee levels reflect these economies of scale for the benefit of investors, the Trustees discussed the current size of the Fund, TOIM’s expectations for growth of the Fund, and concluded that any material economies of scale would not be achieved in the near term.

Conclusion. Having requested and received such information from TOIM as the Board believed to be reasonably necessary to evaluate the terms of the Two Oaks Advisory Agreement, and as assisted by the advice of independent counsel, the Board, including a majority of the Independent Trustees, unanimously concluded with respect to the Two Oaks Advisory Agreement, that (a) the terms of the Two Oaks Advisory Agreement are reasonable; (b) the advisory fee is reasonable; and (c) the Two Oaks Advisory Agreement is in the best interests of Two Oaks and its shareholders. In considering the renewal of the Two Oaks Advisory Agreement, the Trustees did not identify any one factor as all important, but rather considered these factors collectively and determined that approval of the renewal of the Two Oaks Advisory Agreement was in the best interests of Two Oaks and its shareholders. Moreover, the Board noted that each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the Two Oaks Advisory Agreement.

Privacy Policy

Rev. July 2015

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST II (“NLFT II”) DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
	● Social Security number ● Employment information ● Account balances	● Account transactions ● Income ● Investment experience
When you are no longer our customer, we continue to share your information as described in this notice.
How?	All financial companies need to share a customer’s personal information to run their everyday business - to process transactions, maintain customer accounts, and report to credit bureaus. In the section below, we list the reasons financial companies can share their customer’s personal information; the reasons NLFT II chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does NLFT II share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	Yes	No
For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-402-493-4603

Who we are
Who is providing this notice?	Northern Lights Fund Trust II
What we do
How does NLFT II protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

How does NLFT II collect my personal information?	We collect your personal information, for example, when you
	● open an account ● give us your income information ● provide employment information	● provide account information ● give us your contact information
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can’t I limit all sharing?

Federal law gives you the right to limit only

●    sharing for affiliates’ everyday business purposes—information about your creditworthiness

●    affiliates from using your information to market to you

●    sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

The following companies may be considered affiliates of NLFT II:

●    CLS Investments, LLC

●    NorthStar Financial Services Group, LLC

●    NorthStar CTC Holdings, Inc.

●    NorthStar Topco, LLC

●    Blu Giant, LLC

●    Gemini Fund Services, LLC

●    Gemini Alternative Funds, LLC

●    Gemini Hedge Fund Services, LLC

●    Northern Lights Compliance Services, LLC

●    Northern Lights Distributors, LLC

●    Orion Advisor Services, LLC

●    Constellation Trust Company

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● NLFT II does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products and services to you. ● Our joint marketing partners include other financial service companies.

INVESTMENT ADVISOR Two Oaks Investment Management, LLC 7110 North Fresno Street, Suite 450 Fresno, CA 93720 ADMINISTRATOR Gemini Fund Services, LLC 80 Arkay Drive Hauppauge, NY 11788

How to Obtain Proxy Voting Information

Information regarding how the Fund votes proxies relating to portfolio securities for the 12 month period ended June 30th as well as a description of the policies and procedures that the Fund used to determine how to vote proxies is available without charge, upon request, by calling 1-800-723-8637 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

How to Obtain 1st and 3rd Fiscal Quarter Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC -0330). The information on Form N-Q is available without charge, upon request, by calling 1-800-723-8637.

For more complete information about the Two Oaks Diversified Growth and Income Fund, including charges and expenses, please call (855) 896-6257 and request a free prospectus. Read the prospectus carefully before you invest or send money. For more information about the Fund’s Board of Directors, please call or write to request the Fund’s Statement of Additional Information.

TWO OAKS DIVERSIFIED GROWTH AND INCOME FUND Semi-Annual Report September 30, 2015 (Unaudited)

Item 2. Code of Ethics. Not applicable.

Item 3. Audit Committee Financial Expert. Not applicable.

Item 4. Principal Accountant Fees and Services. Not applicable.

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Funds. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders. None

Item 11. Controls and Procedures.

(a) Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Not applicable.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable for open-end investment companies.

(b) Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust II

By (Signature and Title)

/s/ Kevin E. Wolf

Kevin E. Wolf, President/Principal Executive Officer

Date 12/7/15

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Kevin E. Wolf

Kevin E. Wolf, President/Principal Executive Officer

Date 12/7/15

By (Signature and Title)

/s/ Erik Naviloff

Erik Naviloff, Treasurer/Principal Financial Officer

Date 12/7/15